UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 29, 2010

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of Registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Arthur Cox Building Earlsfort Terrace Dublin 2 Ireland	NA
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 618-0517

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure.

On November 29, 2010, Seagate Technology Public Limited Company (the “Company”) issued a press release announcing, among other things, that it has terminated discussions regarding a potential going private transaction and that the Company’s Board of Directors has authorized the repurchase of up to an additional $2 billion of the Company’s outstanding ordinary shares.  The press release also contains an updated business outlook for the Company’s current fiscal quarter.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety by reference herein.

The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated November 29, 2010, of Seagate Technology plc entitled “Seagate Technology Terminates Private Equity Discussions and Announces Share Repurchase Authorization.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to Seagate as of the date of this Current Report. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control. In particular, global economic conditions may pose a risk to the Company’s operating and financial performance. Such risks and uncertainties also include the impact of variable demand; dependence on the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; and the Company’s ability to achieve projected cost savings. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2010 and Annual Report on Form 10-K and Form 10-K/A as filed with the U.S. Securities and Exchange Commission on August 20, 2010, and October 6, 2010, respectively, which statements are incorporated into this Current Report by reference. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ PATRICK J. O’MALLEY
Name:	Patrick J. O’Malley
Title:	Executive Vice President and Chief Financial Officer

Date: November 29, 2010

3